SPECIAL  NOTICE  &  INVITATION
ANNUAL MEETING OF SHAREHOLDERS
To  Be  Held  On  October  23,  1997
WATERS  INSTRUMENTS,  INC.
(d/b/a WATERS CORPORATION)
2411 Seventh Street, NW
Rochester, MN   55901

Your Personal Invitation. . . .
September 23, 1997
Dear Shareholder:



We are pleased to notify you that the Annual Meeting of Shareholders f WATERS INSTRUMENTS, INC. (the Company) (d/b/a Waters Corporation) will be held on Thursday, October 23, 1997, at 3:00 p.m., local time, at Waters Corporation, Team Room, 2411 Seventh Street, Northwest, Rochester, Minnesota for the following purposes:
1.      To set the number of directors at four (4).
2.      To elect directors for the ensuing year.
3. To approve the Company's 1997 Associates Stock Purchase Plan. 4. To transact such other business as may properly come before the meeting. The Board of Directors has fixed the close of business on
August 29, 1997 as the record date for determination of shareholders entitled to notice of and to vote at such Annual Meeting.
Our Board of Directors and I cordially invite you to attend this meeting. Whether or not you plan to be personally present at the meeting, however, please complete, date and sign the enclosed postage-paid proxy
postcard and return it promptly.   If you later decide to revoke your
proxy, you may do so at any time before it is exercised.
Sincerely,
Jerry W. Grabowski


President & CEO
Waters Corporation      2411 Seventh Street, NW. Rochester, Minnesota 55901
507-288-7777

ANNUAL MEETING OF SHAREHOLDERS
October  23,  1997


PROXY  STATEMENT
OUTSTANDING SHARES, VOTING RIGHTS, AND GENERAL MATTERS This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Waters Instruments, Inc. (the Company) (d/b/a Waters Corporation) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on October 23, 1997. Holders of Common Stock of record at the close of business on August 29, 1997 will be entitled to vote at the Meeting. Each share of Common Stock entitles the holder to one vote; shareholders are not entitled to cumulate their votes in the election of directors. As of August 29, 1997 there were 1,462,271 shares of Common Stock issued and outstanding and entitled to vote at the Meeting.
If the enclosed proxy is properly executed and returned to the Company, all shares represented thereby will be voted as directed, if no direction is made, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number and slate of directors proposed by the Board of Directors. Any shareholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other Officer of the Company or by filing a new written proxy with an Officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a proxy unless written notice of the revocation or a subsequent proxy is delivered to an Officer before the revoked or superseded proxy is used at the Meeting.
The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a non-vote proxy, indicating lack of authority to vote on such matter, then the shares covered by such nonvote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed to be present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Proxies which are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein.
The mailing address of the principal executive offices of the Company is: PO Box 6117, Rochester, MN 55903-6117.
The Company expects that this Proxy Statement and the related Proxy and Notice of Meeting will first be mailed to shareholders on or about September 23, 1997.
ELECTION OF DIRECTORS (Proposals #1 and #2)
The Bylaws of the Company provide that the number of directors shall be determined by the shareholders at each Annual Meeting provided that the number shall be not less than three nor more than eleven. The Board of Directors recommends the election of four directors at this Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at four requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting. Each proxy will be voted for or against such number or not voted at all as directed by the shareholder. Each proxy will be voted for the nominees specified below unless the proxy withholds a vote for one or more of such nominees. So far as is known to the Board, each of such nominees intends to serve if elected. In the presently unforeseen circumstance that a nominee is unable or unwilling to serve, proxies will be voted for such substitute nominee (if any) as may be determined by the Board of Directors prior to the Meeting. Directors hold office from the date of their election or reelection until the next Annual Meeting and until their successors are elected. Nominees to the Board of Directors are elected by a majority of the votes cast for the election of Directors at the Annual Meeting. NOMINEES FOR DIRECTORS
The following table provides certain information with respect to the nominees for Directors of the Company. All of the Directors listed are presently serving as Directors of the Company, and all were elected by the shareholders at the last Annual Meeting, except Mr. Franta who the Board elected on May 12, 1997 and is proposing to stand for election as a nominee at the Annual Meeting of Shareholders on October 23, 1997:


Name                 Age	Position with the Company		 Year in
	and Principal Occupation		   Which
		First Became a



	Director William R. Franta     55
	Director.  Business Development
	& Technology Consultant in
	Minneapolis, Minnesota.

	1997 Jerry W. Grabowski   45
	President, Chief Executive Officer
	and Director of the Company.

	1993 John A. Grimstad     47
	Secretary and General Counsel
	of the Company.  Vice President
	of Fredrikson & Byron, P. A.
	in Minneapolis, Minnesota

	1996 Charles G.
Schiefelbein         58	Director.  President of Capital
Growth Services of Minneapolis,
Minnesota.
	19
86

BUSINESS EXPERIENCE OF NOMINEES:
The following information is presented as to each nominee's business experience during the past five years and his directorships of other publicly held corporations:
Mr. Franta has been a Business Development & Technology Consultant since April 1996. From January 1987 to April 1996 he served as Senior Vice President of Network Systems Corporation. He is a Director of HEI, Inc. in Victoria, Minnesota.
Mr. Grabowski has been President and Chief Executive Officer and a member of the Board of Directors of the Company since
August 1993.   He additionally  served as Chief Financial
Officer, Secretary, and Treasurer from December 1994 until October 1996. From 1988 until joining the Company, he was employed as General Manager of Onan Power/Electronics Division.
Mr. Schiefelbein, from September 1996 to the present, is President of Capital Growth Services, a Consulting and Investment Company, based in Minneapolis, Minnesota. From 1979 until August 1996, Mr. Schiefelbein was Chairman of Computer Petroleum Corporation (CPC), a public company that provides electronic energy price and news information. From 1979, when he founded CPC, to 1991, Mr. Schiefelbein served as Chairman and Chief Executive Officer. He is also currently a director of Research, Inc.
Mr. Grimstad has been, since 1984, a Vice President and shareholder of Fredrikson & Byron, P.A., the Company's counsel, and serves as a Director and Secretary or Assistant Secretary of several closely-held manufacturing companies.

BOARD  AND  COMMITTEE  MEETINGS
The Board held five meetings during fiscal year 1997. Each Director whose reelection is proposed and who served as a member of the Board during fiscal year 1997 attended 100% of the aggregate number of meetings of the Board and of the Committees of which he is a member.
The Company's Board of Directors has formally designated three
Committees: an Audit Committee, a Compensation
Committee, and a Stock Option Committee. The Company does not have a nominating committee.
The Audit Committee, consisting of Mr. Schiefelbein and Mr. Stewart Siebens (who served as Chairman of the Board and a Director through August 1997) for fiscal year 1997, generally engages in oversight of the structure of the Company's internal controls, reviews the selection of the independent auditors, reviews the annual audit plan, and oversees the Company's financial reporting. However, the responsibility to review and approve internal accounting and controls, quarterly financials, registration statements, reports to the SEC, financial press releases, cost of conduct, and any legal/ethics audit, except as these matters have a direct bearing on the duties stated above, remain the responsibility of the full Board of Directors. During fiscal year 1997, the Audit Committee met twice, and the full Board of Directors met once with the Company's independent auditors to review the Company's financial statements, accounting policies, and practices.
Each Committee member was present at the meetings. Mr. Franta, Mr. Schiefelbein, and Mr. Grimstad will serve on the Audit Committee for fiscal year 1998.
The Compensation Committee, which for fiscal year 1998 will consist of Mr. Franta, Mr. Grimstad, and Mr. Schiefelbein, generally assists the Board of Directors in exercising its authority and discharging its responsibilities concerning the hiring, compensation, and termination of employment of the officers and senior managers of the Company. During fiscal year 1997, the Compensation Committee met twice and each Committee member (Mr. Grimstad, Mr. Schiefelbein, and Mr. Siebens) was present at both meetings.
Until November 1996, the Stock Option Committee has consisted of two or more members of the Board of Directors or other persons who were appointed by and served at the pleasure of the Board and who were "disinterested" persons {a person who, among other things, has not been, at any time within one year prior to such person's appointment to the Committee, and who will not be, while serving on such Committee, granted or awarded options under the 1995 Stock Option Plan (the "Plan").} During fiscal years 1995, 1996 and 1997, the Board delegated to its Compensation Committee all of the authority of the Board under the Plan under certain circumstances. For Fiscal Year 1998, the Board anticipates reassigning the duties of the Stock Option Committee to the Board of Directors.

PRINCIPAL SHAREHOLDERS
The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of August 29, 1997:

Name and Address        Number of Shares
of Beneficial Owner     Beneficially Owned     Percent of
Class
Charles G. Schiefelbein


2920 Norwest Center,
Minneapolis, MN 55402        194,603 (1)
12.8%
Woodland Investment Company
3007 Skyway Circle North,
Irving, TX 75038             172,000 (2)
11.3%
Kohl Gift Trust
3007 Skyway Circle North,
Irving, TX 75038              90,000 (3)
5.9%
[FN]
(1) Includes 60,000 shares of stock held in the name of Peace Shalom Foundation, an organization of which Mr.
Schiefelbein is a Director and Vice President.


(2) According to the most current Schedule 13D filed by Woodland Investment Company and information provided by it, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared with Atlee M. Kohl and Nicole F. Kohl, each of whom are thereby deemed to be beneficial owners of such shares.
(3) According to the most current Schedule 13D filed by Kohl Gift Trust, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared with Atlee M. Kohl who is deemed to be a beneficial owner of such shares.

MANAGEMENT SHAREHOLDINGS
The following table sets forth the beneficial ownership of the Company's Common Stock by (i) each Director and nominee of the Company, (ii) the named executive officer in the Summary Compensation Table, and (iii) all Directors and Executive Officers as a group, as of August 29, 1997. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

Name of Director or               Number of Shares        Percent
Number of Persons in Group       Beneficially Owned(1)  of Class
(1) Charles G. Schiefelbein                 194,603 (2)
12.8% Jerry W. Grabowski                       59,000 (3)
3.9% John A. Grimstad                          5,000
0.3% William R. Franta                             0
0.0% Officers and Directors as a Group
(5 persons)                             263,603 (4)         17.4%

[FN]
(1) Under rules of the Securities and Exchange
Commission, an individual is also deemed to beneficially own shares which are not outstanding but which the individual has the right to acquire as of August 29, 1997 or within 60 days of such date. Such shares not outstanding but so deemed beneficially owned are treated as outstanding when determining the percent of the class owned by the particular individual and when determining the percent owned by the group.
(2) Includes 60,000 shares of stock held in the name of


Peace Shalom Foundation, of which Mr. Schiefelbein is a
Director and Vice President.
(3) Includes 50,000 shares which may be purchased pursuant to options held by Mr. Grabowski which are or will become exercisable within 60 days of August 29, 1997.
(4) Includes 55,000 shares which may be purchased pursuant to options held by Officers which are or will become exercisable within 60 days of August 29, 1997.

EXECUTIVE COMPENSATION


The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during fiscal year 1997 to the named executive officer as of June 30, 1997:

SUMMARY  COMPENSATION  TABLE
			Long-Term Compensation
Annual Compensation		  Awards        Payouts
Name &		Fiscal Salary  Bonus  Other Restricted # Options LTIP
All
Principal  Year   $       $(1)   $     Stock	  Granted  Payouts
Other
Position		          Awards $
	Compen
sati
on $
(2)
Jerry W.
Grabowski  1997  143,780 61,000   -      -	     -        -
	4,632
President & CEO
		1996  139,521 13,446   -      -	     -        -
	4,420
		1995  119,414 48,912  15,400  -	   50,000     -
	2,776

[FN]
(1)  Represents incentive compensation payment.
(2) Represents insurance premiums and 401(k) match paid by the Company.

OPTION GRANTS DURING FISCAL YEAR 1997
There were no stock options granted during fiscal year 1997 to the named executive officer in the  Summary Compensation
Table. OPTION EXERCISES DURING FISCAL YEAR 1997 AND FISCAL
YEAR-END OPTION VALUES

The named executive officer in the Summary Compensation Table did not exercise any options during fiscal year 1997.


Name	Shares	# of Unexercised	 Value of
Unexercised
	Acquired	Options at	 Options at


	on         Value	June 30, 1997	 June 30, 1997
	Exercise   Realized  Exercisable/	 Exercisable/
			Unexercisable	 Unexercisable (1)
Jerry W.
Grabowski  0         $0	 50,000 exercisable   $143,625 exercisable
		0         $0	      0 unexercisable $      0
unexercisable

[FN]
(1)  Value is calculated on the basis of the difference


between the option exercise price and the closing sale price for the Company's Common Stock at June 30, 1997 of $5.00 as quoted on the NASDAQ National Market
System, multiplied by the number of shares of Common Stock underlying the option.

COMPENSATION  OF  DIRECTORS
Each non-employee, non-officer Director receives an annual retainer fee of $4,000, $350 for each attended quarterly meeting of the Board, $50 for each breakfast or dinner meeting of the Board, $150 for each attended meeting of a Committee on which he serves and a fee of $500 for each time he provides additional services as a special consultant to the Company, plus, in each case, reimbursement of travel expenses. Such Directors also receive a monthly stipend of $50 to cover miscellaneous travel, telephone, and meal expenses associated with Board responsibilities.



EMPLOYMENT CONTRACTS  AND TERMINATION OF EMPLOYMENT
ARRANGEMENTS
The Company has entered into an employment agreement with Jerry W. Grabowski, which provides for compensation in the event Mr. Grabowski's employment with the Company is terminated under certain circumstances. Upon termination of employment initiated by the Company's Board of Directors, Mr. Grabowski will have the right to receive an amount equal to twelve-months' base salary and the cost of all existing health/medical and other benefit plans enjoyed by Mr. Grabowski on the effective date of termination (subject to the terms of the plans) or substantially the same benefits if the terms of a plan exclude non-employees. Mr. Grabowski will also be entitled to receive on August 31, in the year immediately following the "Performance Period" (most recently ended fiscal year) in which a termination occurred, the incentive compensation he would have earned had his employment not been terminated, in an amount proportionate to the number of months that he was employed by the Company prior to such termination. In the event Mr. Grabowski's employment with the Company is terminated within one year of a change in control, then upon such termination in addition to the Company's obligation stated above, the Company will pay Mr. Grabowski an additional amount equal to the base salary, then in effect, for one year.

1995 STOCK OPTION PLAN
In May 1995, the Company's Board adopted, and shareholders subsequently approved in October 1995, the Company's
1995 Stock Option Plan and reserved 150,000 shares of its Common Stock for issuance upon the exercise of options to be granted pursuant to the terms of the Plan. The 1995 Plan replaces the Incentive Stock Option Plan and Nonqualified Stock Option Plan adopted in 1985, both of which expired in 1995. Incentive Stock Options granted under the 1995 Plan are intended to qualify under Section 422 of the Internal Revenue Code (IRC)(or any successor provision it relates to as "incentive" stock options which can provide favorable tax treatment to the optionees.)
APPROVAL OF 1997 ASSOCIATES STOCK PURCHASE PLAN (Proposal #3) In December 1996, the Company's Board adopted, subject to shareholder approval, the Company's 1997 Associates Stock Purchase Plan (the "ASP Plan"). Under the IRC requirements, shareholder approval of the ASP Plan must be obtained within 12 months after the Board's adoption date. Accordingly, the ASP Plan is being presented to the shareholders for their approval. A general description of the basic features of the ASP Plan is presented below, but such description is qualified in its entirety by reference to the full text of the ASP Plan, a copy of which may be obtained without charge upon written request to Roni E. Henry, the Company's Assistant Secretary.

Purpose. The primary purpose of the ASP Plan is to provide an opportunity for Eligible Associates (defined below) of the Company to become shareholders of the Company, thereby providing them with an incentive to remain in the Company's employ, to improve operations, to increase profits and to contribute more significantly to the Company's success.


Term.   The ASP Plan terminates on December 31, 2006,
provided that the Board of Directors may extend the term of the ASP Plan for such period as the Board, in its sole discretion, deems advisable. In the event the shareholders fail to approve the ASP Plan within twelve (12) months after the ASP Plan is adopted by the Board, this ASP Plan shall not become effective and shall have no force and effect, participation in the ASP Plan shall immediately cease and all outstanding options shall immediately be canceled. No shares of stock shall be issued to any Participant for any Phase (defined below) unless and until the shareholders approve the ASP Plan within such twelve-month period.
Phases. The ASP Plan shall be carried out in one or more Phases of twelve (12) months each. Unless otherwise determined by the Administrator, in its discretion, Phases shall commence on January 1 of each fiscal year during the term of the ASP Plan, with the first Phase commencing January 1, 1997. No two Phases shall run concurrently. Administration. The ASP Plan is administered by the Board of Directors or by a Committee appointed by the Board.
The Board or the Committee may, in its sole discretion, authorize the officers of the Company to carry out the day-to-day operation of the ASP Plan. In its sole discretion, the Board may take such actions as may be taken by the Administrator, in addition to those powers expressly reserved to the Board under this ASP Plan.
Eligibility. Eligible Associate means any associate (including executives) who, as determined on or immediately prior to an enrollment period, is (i) a United States employee of the Company or one of its Subsidiaries, (ii) is regularly scheduled to work more than 20 hours per week, and (iii) has been employed by the Company or the Subsidiary at least six (6) consecutive months prior to the commencement date of a Phase. There are currently approximately 130 Eligible Associates.

Shares Reserved. A total of 200,000 shares of Common Stock (or the number and kind of securities to which said 200,000 shares may be adjusted by any future action by the shareholders of the Company), which may be authorized but unissued shares of the Company, have been reserved for issuance upon the exercise of options to be granted under the ASP Plan. Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the ASP Plan.
Payroll Deduction.   Each Eligible Associate who elects to
participate in any Phase of the ASP Plan completes an enrollment form and designates a percentage (between 1% and 10%) of his or her compensation to be withheld during the Phase; provided the payroll deduction equals or exceeds $10 per paycheck. The Eligible Associate may increase, decrease or discontinue payroll deductions for subsequent Phases by completing a change of election form.
Options. A Participant who has elected to participate in the ASP Plan and who is employed by the Company or a Subsidiary as of the commencement date of a Phase shall be granted an option as of such date to purchase that number of whole shares of Common Stock determined by dividing the total amount to be credited to the Participant's account by the option price per share set forth below, provided, however, that the Participant shall not be entitled to purchase more than 2,000 shares in any Phase, or such other maximum number of shares as the Administrator may establish from time to time.
The option price per share for Common Stock shall be the lower of: (i) eighty-five percent (85%) of the closing price for a share of the Company's Common Stock as reported on the NASDAQ Stock Market or on an established securities exchange as of the commencement date of the Phase; or (ii) eighty-five percent


(85%) of the closing price for a share of the Company's Common Stock as reported on the NASDAQ Stock Market or on an established securities exchange as of the termination date of the Phase.
If the Company's Common Stock is not so reported in the NASDAQ Stock Market or upon an established securities exchange, the option price shall equal the lesser of (i) eighty-five percent (85%) of the average of the closing "bid" and "asked" prices quoted by a recognized specialist in the Company's Common Stock as of the commencement date of the Phase, or if there are no such quoted "bid" and "asked" prices on such date, on the next preceding date for which there are quotes, and (ii) eighty-five percent (85%) of the average of the closing "bid" and "asked" prices quoted by a recognized specialist in the Company's Common Stock as of the termination date of the Phase, or if there are no such quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes.

Transferability of Options. Options granted under any Phase of the ASP Plan shall not be transferable and shall be exercisable only by the Participant during the Participant's lifetime. Neither payroll deductions granted to a Participant's account, nor any rights with regard to the exercise of an option or to receive Common Stock under any Phase of the ASP Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect, except that the Company may, at its option, treat such act as an election to withdraw.
Withdrawal and Discontinuation. A Participant may request a withdrawal or discontinuance of all accumulated and any further payroll deductions credited to such Participant's bookkeeping account by completing a change of election
form and filing such form with the Administrator.    The
Participant's request shall be effective as of the beginning of the next payroll period immediately following the date that the Administrator receives the Participant's properly completed change of election form. For a withdrawal, as soon as administratively feasible after the end of that Phase, all payroll deductions credited to a bookkeeping account for the Participant will be paid to such Participant and no further payroll deductions will be made during that Phase or any future Phase unless the Participant completes a new Plan enrollment form. Partial withdrawals of payroll deductions are not permitted. For a discontinuation, the Company will discontinue making further payroll deductions for that Phase and all future phases.
Adjustments. In the event of an increase or decrease in the number of outstanding shares of Common Stock of the Company or in the event the Common Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation by reason of a reorganization, merger, consolidation, divestiture (including a spin-off), liquidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Company, the Board, in its sole discretion, shall adjust the number and kind of securities subject to and reserved under the ASP Plan and, to prevent the dilution or enlargement of rights of those Eligible Associates to whom options have been granted, shall adjust the number and kind of securities subject to such outstanding options and, where applicable, the exercise price per share for such securities. Amendment and Termination. The ASP Plan may be terminated at any time by the Board of Directors, provided that, except as permitted in the preceding paragraph, no such termination shall take effect with respect to any options then outstanding. The Board may, from time to time, amend the ASP Plan as it may deem proper and in the best interests of the Company or as may be necessary to comply with Code
Section 423, as amended, and the regulations thereunder, or other applicable laws or regulations; provided, however, no such amendment shall, without the consent of a Participant, materially adversely affect or impair the right of a Participant with respect to any outstanding option; and provided, further, that no such amendment shall: (a) increase the total number of shares for which options may be granted under the Plan (except as provided in the preceding paragraph); (b) modify the group of Subsidiaries whose associates may be eligible to participate in the ASP Plan or materially modify any other requirements as to eligibility for participation in the Plan; or (c) materially increase the benefits accruing to Participants under the ASP Plan; without the approval of the Company's shareholders, if such approval is required for compliance with Code Section 423, as amended, and the regulations thereunder, or other applicable laws or regulations.
Plan Benefits Table. Because benefits and amounts are not determinable under the ASP Plan, no plan benefits table is provided.

Vote Required. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE 1997 ASSOCIATES
STOCK PURCHASE PLAN.  The affirmative vote of the greater of
(1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting is required for approval of the ASP Plan.
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the SEC). Officers, directors, and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during the period from July 1, 1996 through June 30, 1997, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

INDEPENDENT PUBLIC ACCOUNTANTS
The firm of McGladrey & Pullen, LLP, Certified Public Accountants, served as the Company's independent accountants for the fiscal year ended June 30, 1997. Such firm is expected to be designated by the Board of Directors of the Company to audit the Company's accounts for the new fiscal year to end June 30, 1998. Such action is customarily taken at the Annual Meeting of the Board preceding the Annual Meeting of Shareholders.

Representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting of Shareholders and will be afforded the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. SHAREHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING
Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the next Annual Meeting in October 1998 must be received by the Company by June 25, 1998 to be includable in the Company's proxy statement and related proxy for the October 1998 Meeting. ANNUAL REPORT & FORM 10-KSB
A copy of the Company's Annual Report to shareholders for the fiscal year ended June 30, 1997 accompanies this Proxy Statement. No portion of the Annual Report is incorporated herein and no portion is to be considered proxy soliciting material. A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB,


including the financial statements and the schedules thereto, for the Fiscal Year ended June 30, 1997 will be sent to those shareholders who request a copy by sending a letter addressed to Roni Henry, Assistant Secretary, Waters
Corporation, PO Box 6117, Rochester, MN 55903-6117.

OTHER  BUSINESS
The Board of Directors does not know of any matters to be brought before the Meeting other than those described above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
To management's knowledge, no Director, Director Nominee, Officer, or ten percent Shareholder or any affiliates of such persons had in 1996 or 1997 or currently has any material interest, direct or indirect, in any transaction in which the Company was involved.
SOLICITATION
The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company and such solicitation will be effected solely by mail, provided that it is expected that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies and will be reimbursed for their reasonable expenses incurred in connection therewith. If it should become necessary, Directors, Officers, or regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone.
BY  ORDER  OF  THE  BOARD  OF  DIRECTORS,
Jerry Grabowski
President & Chief Executive Officer     September 23, 1997
Proxy Statement for the October 23, 1997 Annual Meeting of
Shareholders
Waters Corporation      2411 Seventh Street, NW.
Rochester, Minnesota 55901 507-288-7777